HERITAGE EQUITY FUNDS
      SUPPLEMENT DATED JUNE 2, 2003 TO THE PROSPECTUS DATED JANUARY 2, 2003


                                VALUE EQUITY FUND
                                -----------------

APPOINTMENT OF NEW SUBADVISER
-----------------------------

     The Board of Trustees of Heritage Series Trust - Value Equity Fund ("Fund") has appointed Dreman Value Management, L.L.C. ("Dreman") to serve as a new subadviser to the Fund, effective on June 1, 2003. Dreman replaced Osprey Partners Investment Management, LLC. Dreman has been an investment adviser since 1977 and, as of March 31, 2003, had approximately $6.3 billion of assets under its discretionary management. Dreman will receive an annual subadvisory fee equal to 0.375% of the first $50 million in Fund assets under its management, and 0.35% of such assets over $50 million. This will be paid solely by Heritage and not by the Fund. As a result of Dreman's appointment, the Prospectus is revised as follows:

     The following information replaces the section titled "Principal Investment Strategies" on page 27 of the Prospectus:

          PRINCIPAL INVESTMENT STRATEGIES. The Value Equity Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Pursuant to SEC rules, this policy will not be changed without 60 days advance notice to shareholders. The fund invests primarily in U.S. equity securities, which consists mainly of common stocks. Other types of securities in which the Fund will invest include securities convertible into common or preferred stocks. These common stocks may represent any economic sector in a variety of industries and companies. At times, the Fund's investments may emphasize a particular economic sector while maintaining a diverse portfolio.

          The portfolio manager utilizes a contrarian value investment strategy and employs a low price-to-earnings approach with an emphasis on financially solid companies. The fund focuses its investments in stocks of large U.S. companies that are similar in size to the S&P 500 Index (as of March 31, 2003, the S&P 500 Index had a median market capitalization of approximately $6.5 billion) and that the portfolio manager believes are undervalued. The fund, however, may invest in stocks of small- and mid-capitalization companies. The fund's portfolio will typically have a price-to-earnings ratio at least 20% below the average of those companies included in the S&P 500 Index.

          The portfolio manager first screens for discounted stocks (i.e., stocks with price-to-earnings ratios that are below the average of the S&P 500 Index). Within that universe of stocks, the portfolio manager looks for companies that have a strong financial position, demonstrate high earnings growth, and pay high dividends. Dividends are an important element in the portfolio manager's investment strategy because they can cushion the impact of stock losses, and increase total return potential when stocks experience gains. The portfolio manager conducts fundamental research by comparing a company's stock price to its book value, cash flow and yield and analyzes individual companies to identify those that are financially sound and appear to meet the portfolio manager's criteria for long-term growth and income. Drawing on this analysis, the portfolio manager will select 45 to 65 of the most attractive stocks in a variety of sectors for inclusion in the fund's portfolio based on the companies' potential future market performance.

          The portfolio manager will normally sell a stock when it either reaches a target price or its fundamentals factors have changed, or when other investments offer better opportunities.

          The fund also may invest up to 5% of its net assets in derivative securities for hedging purposes and to create synthetic index positions. The fund also may write covered call options, not to exceed 10% of its

                                     -OVER-

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     total  assets,  on common  stocks in its portfolio or on common stocks into which  securities  held by it are  convertible to earn additional
     income  or  to  hedge  downside  risk  associated   with   appreciated
     securities in its portfolio.

     The following information is added to the section titled "Principal Risks" on page 28 of the Prospectus:

     SECTOR RISK. Because the fund may, at times, focus its investments in certain economic sectors, the fund may be exposed to sector risk. Sector risk is the risk that the value of securities of any single economic sector may rise and fall more rapidly than the broader securities markets. Consequently, the value of the fund's portfolio also may be more volatile.

     MID CAP AND SMALL CAP COMPANIES. Investing in mid cap and small cap companies generally involves greater risk than investing in larger, more established companies. Both mid cap and small cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

     The following information replaces the section titled "Portfolio Manager" on page 29 of the Prospectus:

     PORTFOLIO MANAGER. David Dreman, chairman of Dreman Value Management, LLC, has been responsible for the day-to-day management of the fund's investment portfolio since June 1, 2003.

     With respect to the section titled "Subadvisers," the following information replaces the fourth bullet point on page 31 of the Prospectus:

     Dreman Value Management, L.L.C. ("Dreman"), 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302, serves as the subadviser to the Value Equity Fund. Heritage has allocated all of the Fund's assets to Dreman. As of March 31, 2003, Dreman had approximately $6.3 billion of assets under its discretionary management.

     The following information replaces the existing paragraph under "Value Equity Fund" on page 32 of the Prospectus:

     VALUE EQUITY FUND - David Dreman has been responsible for the day-to-day management of the fund since June 2003. Mr. Dreman is the chairman of Dreman, which he founded in 1977. He has over 35 years of investment management experience, including managing equity mutual funds for another investment management company. He also is a financial columnist for Forbes magazine.

                       HERITAGE CAPITAL APPRECIATION TRUST
                       -----------------------------------

     Goldman Sachs Asset Management, L.P. ("GSAM") serves as subadviser to the Heritage Capital Appreciation Trust (the "Trust"). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), served as the Trust's subadviser. On April 26, 2003, GSAM assumed Goldman Sachs' subadvisory responsibilities for the Trust. The fees payable by the Trust under the subadvisory agreement, and the personnel who manage the Trust, did not change as a result of GSAM's assumption of responsibilities.

                            ALL HERITAGE EQUITY FUNDS
                            -------------------------

     The subsection titled "Heritage Transfer Program" on page 35 of the Prospectus is deleted.


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